EXHIBIT 99.6

                 Computational Materials and/or ABS Term Sheet




[GRAPHIC LOGO]                                                    FASTrader                                       02/25/2005 11:40
[GRAPHIC LOGO]                                                 DJS-0504 S (IIA6)                                         DSchaible
                                                                                                                       Page 1 of 1

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                   DJS-0504 S (IIA6)
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Dated Date:       2/1/05      Pricing
Trade Date:       1/1/01     WAC:   .00
Settle Date:      2/28/05    WAM:   .00
Date of 1st CF:   3/25/05    Type:
                           ---------------------
Pmts Per Year:                Collateral
                           ---------------------
Manager:                   Cumulative Prepayment
Face:             .00
Speed Assumpt.:
-------------------------
  Monthly Prepayment
   Date  PSA  CPR
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                        Deal Comments
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                 Tranche Details
    Des:         S              P-Des:        S
    Cusip:                      Description:  Inverse
    Orig. Bal:   9,724,000.00   Current Bal:  9,724,000.00
    Factor:      1.00           As of:        1/1/01
    Coupon:      5.10           Cpn Mult.:
    Cap:                        Floor.:
    Last Reset:  1/1/01         Next Reset:   3/23/05
    Delay Days:  0              Stated Mat:
    Current Pac:                Original Pac:
    S&P:                        Fitch:
    Moody:                      Duff:
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                        Coupon Formulas

Formula
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1.0000 x 1-mo LIBOR + 7.6000 Cap 7.6000 @ 0.0000 Floor 0.0000 @ 7.6000
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USD Swap 1mo   3mo   6mo   1yr   2yr   3yr   4yr   5yr   6yr   7yr
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         2.69  2.91  3.15  3.51  3.90  4.08  4.20  4.31  4.39  4.47
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USD Swap 8yr   9yr   10yr  11yr  12yr  13yr  14yr  15yr  20yr  30yr
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         4.54  4.61  4.66  4.72  4.77  4.81  4.85  4.89  5.00  5.07
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                 Settlement Date: 2/28/2005    Valuation Date: 2/25/2005    Yield Curve: USD Swap
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         1M_LIB          2.50000        2.50000               2.50000              2.50000                  2.50000
         Prepay            0% CPR       DJS-0504/V50 ACPR     DJS-0504/V100 ACPR   DJS-0504/V150 ACPR       DJS-0504/V200 ACPR
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Price    8:26    Yield      65.53                   54.94                  43.61                31.18                    16.89
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Price    8:30    Yield      64.50                   53.92                  42.60                30.17                    15.83
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Price    9: 2    Yield      63.50                   52.94                  41.62                29.18                    14.81
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Price    9: 6    Yield      62.53                   51.98                  40.67                28.23                    13.81
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Price    9:10    Yield      61.59                   51.05                  39.75                27.30                    12.84
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Price    9:14    Yield      60.68                   50.15                  38.85                26.40                    11.90
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Price    9:18    Yield      59.79                   49.27                  37.98                25.53                    10.98
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                                         Vector Name      Vector Description
                                         -----------------------------------
                                         DJS-0504/V50     **SEE ATTACHED**
                                         -----------------------------------
                                         DJS-0504/V150    **SEE ATTACHED**
                                         -----------------------------------
                                         DJS-0504/V200    **SEE ATTACHED**
                                         -----------------------------------
                                         DJS-0504/V100    **SEE ATTACHED**
                                         -----------------------------------

                                 ---------------------------------------------------
                                 Security              % of Orig. Bal   Face Value
                                 ---------------------------------------------------
                                 DJS-0504 S (IIA6)     100.00           9,724,000.00
                                 ---------------------------------------------------

                                   *** Vectors have been used in one or more scenarios. ***
                         *** Please see attached document for detailed scenario assumptions used. ***








[GRAPHIC OMITTED] This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information ("the Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed the Statement. You may obtain a copy of the Statement from your sales representative.